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                          MFS(R) LARGE CAP GROWTH FUND

                      SUPPLEMENT TO THE CURRENT PROSPECTUS


On May 17, 2005, shareholders of the Fund approved the reorganization of the MFS Large Cap Growth Fund, a series of MFS Series Trust II, into MFS Core Growth Fund, a series of MFS Series Trust I. Accordingly, effective May 18, 2005, pending the consummation of this reorganization transaction on or about June 6, 2005, shares of the MFS Large Cap Growth Fund are no longer available for sale and exchanges into the MFS Large Cap Growth Fund are no longer permitted, except under limited circumstances as determined by MFS (e.g., certain pre-established automatic purchases).



                   THE DATE OF THIS SUPPLEMENT IS MAY 18, 2005